July 31, 1997

               DELAWARE GROUP EQUITY FUNDS V, INC.
                           VALUE FUND

        Supplement to Prospectuses dated January 29, 1997


     Effective as of the close of business on July 31, 1997, the name of Value Fund series (the "Fund") will change to Small Cap Value Fund series and the names of the Value Fund A Class, Value Fund B Class, Value Fund C Class and Value Fund Institutional Class will change to Small Cap Value Fund A Class, Small Cap Value Fund B Class, Small Cap Value Fund C Class and Small Cap Value Fund Institutional Class, respectively.

     The following replaces the fourth paragraph in the section of the Prospectus entitled Investment Objective and Policy -
Investment Strategy:

     While not a fundamental policy, under normal market conditions the Fund intends to invest at least 65% of its net assets in securities issued by small cap companies, those currently having a market capitalization generally of less than $1.5 billion. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.

     The following revises the portfolio manager information in the section of the Prospectus entitled Management of the Fund:

     Christopher S. Beck, Vice President/Senior Portfolio Manager of Delaware Group Equity Funds V, Inc. ("Equity Funds V, Inc."), assumed primary responsibility for making day-to-day investment decisions for the Fund in May 1997. Mr. Beck has been in the investment business for 16 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining the Delaware Group in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

     In making investment decisions for the Fund, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea Giles. Mr. Stork, Chairman of Delaware Management Company, Inc.'s and Equity Funds V, Inc.'s Boards of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of Equity Funds V, Inc. in 1994. He is also a member of the Board of Delaware Management Company, Inc. and was named an Executive Vice President of Delaware Management Company, Inc. in 1994. Andrea Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Group in 1996, she was an account officer in the Leveraged Capital Group with Citibank.